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                                  EXHIBIT 99.8

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The information contained herein is furnished to you solely by Greenwich Capital
Markets, Inc. (the "Underwriter") (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.

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WE NEED THESE MATRICES IN ADDITION TO STRATS

AGGREGATE LOANS (FIRST LIEN ONLY) : IN SPECIFIC BUCKET

FICO       % OF TOTAL DEAL  AVG LTV  MAX LTV  % FULL DOC  % OWNER OCC    % IO    WAC  MARGIN
-----     ---------------- -------- --------  ----------  -----------  -------  ----- ------
500 - 519            2.14%    74.07    89.72      91.42%      100.00%   0.00%  7.593   6.500
520 - 539            5.34%    80.43     91.8      85.70%      100.00%   0.00%  7.761   6.500
540 - 559            6.28%    81.12       95      85.70%       98.11%   1.56%  7.544   6.500
560 - 579            6.94%    82.16     92.7      73.55%       97.75%   0.00%  7.464   6.500
580 - 599            9.35%    81.23      100      73.57%       91.14%   0.00%  7.117   6.500
600 - 619           13.08%    84.66      100      71.41%       93.90%   3.09%  7.269   6.500
620 - 639           17.32%    87.40      100      68.09%       93.37%   7.56%  7.124   6.500
640 - 659           13.59%    86.51      100      65.87%       90.09%  10.16%  7.168   6.500
660 - 679           12.09%    85.64      100      51.44%       83.01%   6.13%  6.962   6.500
680 - 699            5.21%    89.26      100      67.83%       84.06%   7.33%  7.121   6.500
700 - 719            3.00%    85.86      100      49.64%       78.60%   5.34%  7.108   6.500
720 - 739            2.18%    84.84      100      60.51%       58.20%   7.33%  7.053   6.500
740 - 759            1.39%    81.85      100      43.65%       70.80%   4.86%  7.031   6.500
760 - 779            0.94%    82.47      100      69.27%       42.95%   0.00%  7.160   6.500
780 - 799            0.91%    87.17      100      53.38%       14.28%   0.00%  7.344   6.500
800 +                0.26%    87.71      100      61.82%       31.54%  20.52%  6.566   6.500

AGGREGATE LOANS (FIRST LIEN ONLY) : IN SPECIFIC BUCKET

FICO       % SECOND LIEN (SIMULTANEOUS OR SILENT)
----                      -----------------------
500 - 519                                   0.00%
520 - 539                                   0.00%
540 - 559                                   0.00%
560 - 579                                   0.00%
580 - 599                                   8.96%
600 - 619                                   7.04%
620 - 639                                  11.79%
640 - 659                                  10.55%
660 - 679                                   7.61%
680 - 699                                  10.73%
700 - 719                                   6.86%
720 - 739                                   5.09%
740 - 759                                   8.36%
760 - 779                                   4.92%
780 - 799                                   5.45%
800 +                                      58.69%

AGGREGATE LOANS (SECOND LIEN ONLY)
FICO                 % OF TOTAL DEAL  AVG LTV  MAX LTV  % FULL DOC  % OWNER OCC  % IO   WAC  MARGIN
-----               ---------------- -------- --------  ----------  ----------- ------ ----- ------
520-539
540-559
560-579
580-599
600-619
620-639
640-659
660-679
680-699
700-719
720-739
740-759
760-779
780-800
800+


IF SECONDS IN DEAL:
Second Lien Loans
FRM %
ARM %

IO LOANS
                                                                                     % SECOND LIEN
                                                                                     (SIMULTANEOUS
FICO       % OF TOTAL DEAL  AVG LTV  MAX LTV  % FULL DOC  % OWNER OCC  % IO  WAC    MARGIN  OR SILENT)
-----     ---------------- -------- --------  ----------  ----------- ----- ------  ------- -------
540 - 559            0.10%    81.60    81.60     100.00%      100.00%    1   6.750  6.500    0.00%
600 - 619            0.40%    82.99    90.00      37.97%      100.00%    1   6.376  6.500    0.00%
620 - 639            1.31%    82.82    90.00     100.00%      100.00%    1   6.570  6.500   60.51%
640 - 659            1.38%    82.66    89.03      93.20%       94.77%    1   6.318  6.500   35.19%
660 - 679            0.74%    81.91    90.00     100.00%       91.88%    1   6.040  6.500   49.32%
680 - 699            0.38%    82.91    88.66     100.00%       81.08%    1   6.565  6.500   60.99%
700 - 719            0.16%    82.67    90.00     100.00%       63.54%    1   6.499  6.500   36.46%
720 - 739            0.16%    84.04    87.72     100.00%       52.30%    1   6.853  6.500   47.70%
740 - 759            0.07%    80.00    80.00     100.00%      100.00%    1   5.850  6.500  100.00%
800 +                0.05%    80.00    80.00     100.00%      100.00%    1   6.240  6.500  100.00%

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